Current Financial Assets and Cash and Cash Equivalents - Schedule of Fair Value Through Profit and Loss (Details) - Cytovia Agreement [Member] - Cytovia [Member] $ in Thousands	Jun. 30, 2023 USD ($)
Disclosure of current financial assets and cash and cash equivalents [line items]
Expected occurrence of most probable scenario +20%	$ 224
Expected occurrence of most probable scenario	1,120
Expected occurrence of most probable scenario -20%	$ 2,015